                                   PROSPECTUS

                               February 27, 1998>
                          As revised November 12, 1998

                                 WARBURG PINCUS
                              EMERGING GROWTH FUND

                                       -

                                 WARBURG PINCUS
                           POST-VENTURE CAPITAL FUND

                                       -

                                 WARBURG PINCUS
                           SMALL COMPANY GROWTH FUND

                                       -

                                 WARBURG PINCUS
                            SMALL COMPANY VALUE FUND

                          [WARBURG PINCUS FUNDS LOGO]

PROSPECTUS                                                     February 27, 1998
                                                    As revised November 12, 1998

Warburg Pincus Funds is a family of open-end mutual funds that offer investors a variety of investment opportunities. Four funds are described in this
Prospectus:

WARBURG PINCUS EMERGING GROWTH FUND seeks maximum capital appreciation by investing in equity securities of small- to medium-sized domestic companies with emerging or renewed growth potential.

WARBURG PINCUS POST-VENTURE CAPITAL FUND seeks long-term growth of capital. The Fund will pursue its objective by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

Because of the nature of the Fund's investments and certain strategies it may use, an investment in the Fund involves certain risks and may not be appropriate for all investors.

WARBURG PINCUS SMALL COMPANY GROWTH FUND seeks capital growth by investing in equity securities of small-sized domestic companies.

WARBURG PINCUS SMALL COMPANY VALUE FUND seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of small capitalization companies.

NO LOAD CLASS OF COMMON SHARES
--------------------------------------------------------------------------------

Each Fund offers two classes of shares. A class of Common Shares that is "no load" is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.

LOW MINIMUM INVESTMENT
--------------------------------------------------------------------------------

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Transfers/Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See "How to Purchase Shares."

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Funds at (800) 927-2874. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------
  Each of Warburg Pincus Emerging Growth Fund (the "Emerging Growth Fund"), Warburg Pincus Post-Venture Capital Fund (the "Post-Venture Capital Fund"), Warburg Pincus Small Company Growth Fund (the "Small Company Growth Fund") and Warburg Pincus Small Company Value Fund (the "Small Company Value Fund" and each a "Fund") currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see "General Information." Common Shares of each of the Post-Venture Capital, Small Company Growth and the Small Company Value Funds pay the Fund's distributor a 12b-1 fee. See "Management of the Funds -- Distributor."

                                                    Emerging   Post-Venture   Small Company   Small Company
                                                     Growth      Capital         Growth           Value
                                                      Fund         Fund           Fund            Fund
                                                      ----         ----           ----            ----
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)...................       0            0              0               0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees.................................     .90%         .84%           .44%            .97%
  12b-1 Fees......................................       0          .25%           .25%            .25%
  Other Expenses..................................     .32%         .57%           .72%            .48%
                                                      ----         ----           ----            ----
  Total Fund Operating Expenses (after fee
    waivers)+.....................................    1.22%*       1.66%*         1.41%*          1.70%*
                                                      ====         ====           ====            ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
   1 year.........................................    $ 12         $ 17           $ 14            $ 17
   3 years........................................    $ 39         $ 52           $ 45            $ 54
   5 years........................................    $ 67         $ 90           $ 77            $ 92
  10 years........................................    $148         $197           $169            $201

--------------------------------------------------------------------------------
+ Annual Fund Operating Expenses for the Funds listed above are based on actual expenses for the fiscal year ended October 31, 1997, net of any fee waivers or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Post-Venture Capital, Small Company Growth and Small Company Value Funds would have equalled 1.25%, 1.00% and 1.00%, respectively; Other Expenses would have equalled .57%, 3.82% and .47%, respectively; and Total Fund Operating Expenses would have equalled 2.07%, 5.07% and 1.72%, respectively. The investment adviser and co-administrator are under no obligation to continue any applicable waivers.

* Operating expenses for each Fund were reduced by .01% for the fiscal year ended October 31, 1997 as a result of certain arrangements that served to offset portions of the Funds' respective transfer agent expense. After reflecting these arrangements, "Total Fund Operating Expenses (after fee waivers)" for the Emerging Growth, Post-Venture Capital, Small Company Growth and Small Company Value Funds were 1.21%, 1.65%, 1.40% and 1.69%, respectively, for the fiscal year ended October 31, 1997.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of each of the Post-Venture Capital Fund, Small Company Growth Fund and the Small Company Value Fund may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information regarding each Fund for the five fiscal years ended October 31, 1997 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 19, 1997 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1997, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.

EMERGING GROWTH FUND

                                                           For the Year Ended October 31,
                                    ----------------------------------------------------------------------------
                                       1997         1996        1995       1994          1993          1992
                                    ----------   ----------   --------   --------      --------      --------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................      $32.80       $29.97     $22.38     $23.74        $18.28        $16.97
                                          ----         ----       ----       ----          ----          ----
 Income from Investment
   Operations:
 Net Investment Income (Loss).....       (0.19)       (0.02)     (0.05)     (0.06)        (0.10)        (0.03)
 Net Gains (Loss) on Securities
   (both realized and
   unrealized)....................        7.12         4.60       7.64       0.06          5.93          1.71
                                          ----         ----       ----       ----          ----          ----
 Total from Investment
   Operations.....................        6.93         4.58       7.59       0.00          5.83          1.68
                                          ----         ----       ----       ----          ----          ----
 Less Distributions:
 Dividends (from Net Investment
   Income)........................        0.00         0.00       0.00       0.00          0.00         (0.01)
 Distributions (from realized
   gains).........................       (0.07)       (1.75)      0.00      (1.36)        (0.37)        (0.36)
                                          ----         ----       ----       ----          ----          ----
 Total Distributions..............       (0.07)       (1.75)      0.00      (1.36)        (0.37)        (0.37)
                                          ----         ----       ----       ----          ----          ----
NET ASSET VALUE, END OF YEAR......      $39.66       $32.80     $29.97     $22.38        $23.74        $18.28
                                          ----         ----       ----       ----          ----          ----
                                          ----         ----       ----       ----          ----          ----
Total Return......................       21.18%       16.14%     33.91%      0.16%        32.28%         9.87%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000s)....  $1,515,385   $1,104,684   $487,537   $240,664      $165,525       $99,562
Ratios to average
 daily net assets:
 Operating expenses...............        1.22%@       1.28%@     1.26%      1.22%         1.23%         1.24%
 Net investment income (loss).....        (.59%)       (.63%)     (.58%)     (.58%)        (.60%)        (.25%)
 Decrease reflected in above
   operating expense ratios due to
   waivers/ reimbursements........         .00%         .00%       .00%       .04%          .00%          .08%
Portfolio Turnover Rate...........       87.03%       65.77%     84.82%     60.38%        68.35%        63.35%
Average Commission Rate#..........     $0.0566      $0.0567         --         --            --            --

                                                                               For the Period
                                                                              January 21, 1988
                                                                               (Commencement
                                                                               of Operations)
                                       For the Year Ended October 31,             through
                                    ------------------------------------        October 31,
                                      1991          1990          1989              1988
                                    --------      --------      --------            ----
NET ASSET VALUE, BEGINNING OF
 YEAR.............................    $10.83        $13.58        $11.21                $10.00
                                        ----          ----          ----                ------
 Income from Investment
   Operations:
 Net Investment Income (Loss).....      0.05          0.13          0.16                  0.07
 Net Gains (Loss) on Securities
   (both realized and
   unrealized)....................      6.16         (2.32)         2.51                  1.18
                                        ----          ----          ----                ------
 Total from Investment
   Operations.....................      6.21         (2.19)         2.67                  1.25
                                        ----          ----          ----                ------
 Less Distributions:
 Dividends (from Net Investment
   Income)........................     (0.07)        (0.18)        (0.12)                (0.04)
 Distributions (from realized
   gains).........................      0.00         (0.38)        (0.18)                 0.00
                                        ----          ----          ----                ------
 Total Distributions..............     (0.07)        (0.56)        (0.30)                (0.04)
                                        ----          ----          ----                ------
NET ASSET VALUE, END OF YEAR......    $16.97        $10.83        $13.58                $11.21
                                        ----          ----          ----                ------
                                        ----          ----          ----                ------
Total Return......................     57.57%       (16.90%)       24.20%                16.34%*
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000s)....   $42,061       $23,075       $26,685               $10,439
Ratios to average
 daily net assets:
 Operating expenses...............      1.25%         1.25%         1.25%                 1.25%*
 Net investment income (loss).....       .32%         1.05%         1.38%                 1.10%*
 Decrease reflected in above
   operating expense ratios due to
   waivers/ reimbursements........       .47%          .42%          .78%                 3.36%*
Portfolio Turnover Rate...........     97.69%       107.30%       100.18%                82.21%
Average Commission Rate#..........        --            --            --                    --

--------------------------------------------------------------------------------
 *Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and 01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares operating expense ratio after reflecting these arrangements were 1.21% and 1.27% for the years ended October 31, 1997 and 1996, respectively.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

POST-VENTURE CAPITAL FUND

                                                                                        For the Period
                                                               For the Year Ended     September 29, 1995
                                                                  October 31,          (Commencement of
                                                              --------------------    Operations) through
                                                                1997        1996       October 31, 1995
                                                              --------    --------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $16.03      $10.69          $10.00
                                                                  ----        ----     -----------
 Income from Investment Operations
 Net Investment Loss........................................     (0.35)      (0.11)           0.00
 Net Gain on Securities and Foreign Currency Related Items
   (both realized and unrealized)...........................      1.93        5.45            0.69
                                                                  ----        ----     -----------
 Total from Investment Operations...........................      1.58        5.34            0.69
                                                                  ----        ----     -----------
 Less Distributions:
 Dividend from net investment income........................      0.00        0.00            0.00
 Distribution from realized gains...........................      0.00        0.00            0.00
                                                                  ----        ----     -----------
 Total Distributions........................................      0.00        0.00            0.00
                                                                  ----        ----     -----------
NET ASSET VALUE, END OF PERIOD..............................    $17.51      $16.03          $10.69
                                                                  ----        ----     -----------
                                                                  ----        ----     -----------
Total Return................................................      9.86%      49.95%           6.90%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)............................  $109,575    $165,081          $3,024
Ratios to average daily net assets:
 Operating expenses.........................................      1.66%@      1.66%@          1.65%*
 Net investment income (loss)...............................     (1.27%)     (1.13%)           .25%*
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements...................................       .41%        .66%          23.76%*
Portfolio Turnover Rate.....................................    197.56%     168.46%          16.90%+
Average Commission Rate#....................................   $0.0401     $0.0529              --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and 01% for the years ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65% and 1.65% for the years ended October 31, 1997 and 1996, respectively.
+ Non-annualized.
* Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

SMALL COMPANY GROWTH FUND

                                                                For the Period
                                                               December 31, 1996
                                                               (Commencement of
                                                              Operations) through
                                                               October 31, 1997
                                                               ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................            $10.00
                                                                 ----------
 Income from Investment Operations
 Net Investment Loss........................................          (0.04)
 Net Gain on Securities (both realized and unrealized)......           2.29
                                                                 ----------
 Total from Investment Operations...........................           2.25
                                                                 ----------
 Less Distributions:
 Dividends from net investment income.......................           0.00
 Distributions from realized gains..........................           0.00
                                                                 ----------
 Total Distributions........................................           0.00
                                                                 ----------
NET ASSET VALUE, END OF PERIOD..............................         $12.25
                                                                 ----------
                                                                 ----------
Total Return................................................          22.50%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)............................        $11,977
Ratios to average daily net assets:
 Operating expenses.........................................           1.41%@*
 Net investment loss........................................           (.53%)*
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements...................................           3.66%*
Portfolio Turnover Rate.....................................         123.24%*+
Average Commission Rate#....................................        $0.0577

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements reduced the Common Shares expense ratio by .01% for the period ended October 31, 1997. The Common Shares' operating expense ratio after reflecting these arrangements was 1.40% for the year ended October 31, 1997.
+ Non-annualized.
* Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

SMALL COMPANY VALUE FUND

                                                                                    For the Period
                                                                                   December 29, 1995
                                                                  For the          (Commencement of
                                                                 Year Ended       Operations) through
                                                              October 31, 1997     October 31, 1996
                                                              ----------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $14.38             $10.00
                                                                  --------           ----------
 Income from Investment Operations
 Net Investment Loss........................................         (0.08)               (0.02)
 Net Gain on Securities (both realized and unrealized)......          4.64                 4.40
                                                                  --------           ----------
 Total from Investment Operations...........................          4.56                 4.38
                                                                  --------           ----------
 Less Distributions:
 Dividends from net investment income.......................          0.00                 0.00
 Distributions from realized gains..........................         (0.17)                0.00
                                                                  --------           ----------
 Total Distributions........................................         (0.17)                0.00
                                                                  --------           ----------
NET ASSET VALUE, END OF PERIOD..............................        $18.77                     $14.38
                                                                  --------           ----------
                                                                  --------           ----------
Total Return................................................         32.05%               43.80%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)............................      $223,675              $84,045
Ratios to average daily net assets:
 Operating expenses.........................................          1.70%@               1.75%@*
 Net investment loss........................................          (.63%)               (.43%)*
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements...................................           .03%                 .44%*
Portfolio Turnover Rate.....................................        105.87%               43.14%*+
Average Commission Rate#....................................       $0.0555                    $0.0570

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .01% and .00% for its year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.69% and 1.75% for the years ended October 31, 1997 and 1996, respectively.
+ Non-annualized.
* Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Funds may make.

EMERGING GROWTH FUND
  The Emerging Growth Fund seeks maximum capital appreciation. The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of equity securities of domestic companies. The Fund ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.
  Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value. These "special situation companies" include companies that are involved in the following: an acquisition or consolidation; a reorganization; a recapitalization; a merger, liquidation, or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; or a change in corporate control.

POST-VENTURE CAPITAL FUND
  Because of the nature of the Post-Venture Capital Fund's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Fund should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
  The Post-Venture Capital Fund's investment objective is long-term growth of capital. The Fund is a diversified management investment company that pursues an aggressive investment strategy. The Fund pursues its investment objective by investing primarily in equity securities of companies considered by Warburg Pincus Asset Management, Inc., the Fund's investment adviser ("Warburg") to be in their post-venture capital stage of development. The Fund intends to invest in securities of post-venture capital companies, as defined below, that are traded on a national securities exchange or in an organized over-the-counter market.
  Although the Fund may invest up to 10% of its assets in venture capital and other investment funds, the Fund is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or
(b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Fund's purchase of the company's securities.
  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for investment companies and other institutions.
  PRIVATE FUND INVESTMENTS. Up to 10% of the Fund's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Fund's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Fund's investments in Private Funds offers individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Fund's investments in Private Funds are limited to a maximum of 10% of the Fund's assets, these investments are highly speculative and volatile and may produce gains or losses in the portion of the Fund that exceed those of the Fund's other holdings and of more mature companies generally.
  Because Private Funds generally are investment companies for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and will involve the risks described under "Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Fund's holdings of interests in Private Funds, the Fund will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Fund's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.
  The Fund may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Fund's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Fund's net assets.
  OTHER STRATEGIES. The Fund may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. Up to 10% of the Fund's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.
  To attempt to reduce risk, the Fund will diversify its investments over a broad range of issuers operating in a variety of industries. The Fund may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Fund anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Fund will invest primarily in U.S. companies, up to 20% of the Fund's assets may be invested in securities of issuers located in foreign countries. Equity securities in which the Fund will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Fund may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see "Certain Investment Strategies").

SMALL COMPANY GROWTH FUND
  The Fund seeks capital growth. The Fund is a diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Fund intends to invest at least 80% of its total assets in common stocks or warrants of small companies that present attractive opportunities for capital growth and, under normal market conditions, will invest at least 65% of its total assets in such securities. The Fund considers a "small" company to be one that has a market capitalization, measured at the time the Fund purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with the market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Fund's policy of investing at least 65% of its assets in small companies. In addition, the Fund has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Fund at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising. The Fund will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market, but may invest up to 20% of its assets in foreign securities, which are not included within the Fund's 65% policy of investing in small companies described above. Small companies in which the Fund may invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Fund's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.
  The Fund may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

SMALL COMPANY VALUE FUND
  The Small Company Value Fund seeks long-term capital appreciation. The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that Warburg considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments. Under normal market conditions the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies. The Fund considers a "small" company to be one that has a market capitalization, measured at the time the Fund purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Fund's policy of investing at least 65% of its assets in small companies. In addition, the Fund has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Fund at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising.
  Warburg will determine whether a company is undervalued based on a variety of measures, including price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Fund will invest primarily in companies whose securities are traded on U.S. stock exchanges or in the U.S. over-the-counter market, but may invest up to 20% of its assets in foreign securities, which are not included within the Fund's 65% policy on investing in small companies described above.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. Each Fund may invest up to 20% of its total assets in debt securities (other than money market obligations) and, in the case of the Emerging Growth Fund, preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. Each Fund's holdings of debt securities will be considered investment grade at the time of purchase, except that up to 5% of the Small Company Growth Fund's assets may be below investment grade. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg.

Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Small Company Growth Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
  MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the under-lying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether a Fund should continue to hold the securities. Each of the Small Company Growth and Small Company Value Funds does not currently intend during the coming year to hold more than 5% of its net assets in convertible securities rated below investment grade.
  WARRANTS. Each Fund may invest up to 10% of its total assets, 15% in the case of the Small Company Growth Fund, in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED ISSUERS. Each Fund may invest in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers"). These investments may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of small- and medium-sized or emerging growth companies, unseasoned issuers or "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, each Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including interests in Rule 144A Securities and, with respect to the Post-Venture Capital Fund, Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.
  NON-DIVERSIFIED STATUS. The Emerging Growth Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ("Counsellors Securities"). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the governing Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, the Small Company Value Fund may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery and each Fund is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning each Fund's strategies and related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. Each Fund may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. Each Fund may write covered call and, in the case of the Small Company Value Fund, put options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The Emerging Growth Fund may utilize up to 2% of its assets to purchase U.S. exchange-traded and over-the-counter ("OTC") options; each of the Post-Venture Capital, Small Company Growth and Small Company Value Funds may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as OTC options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
  Futures Contracts and Related Options. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Funds will conduct their currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The Emerging Growth Fund will only engage in currency exchange transactions for hedging purposes.
  Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
  SHORT SELLING. Each of the Post-Venture Capital and Small Company Growth Funds may from time to time sell securities short. A short sale is a transaction in which a Fund sells borrowed securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's assets.
  To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
  A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, a Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that
(a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. Each of the Post-Venture Capital, Small Company Growth and Small Company Value Funds may enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. A Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable pre-ferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each of the Emerging Growth, Post-Venture Capital and Small Company Growth Funds may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Fund may invest up to 10% of its total assets, 15% of net assets in the case of each of the Post-Venture Capital and Small Company Growth Funds, in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including
(i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 10% of its total assets (30% in the case of each of the Post-Venture Capital, Small Company Growth and Small Company Value Funds), and may pledge up to 10% of its assets in connection with borrowings (to the extent necessary to secure permitted borrowings in the case of each of the Post-Venture Capital, Small Company Growth and Small Company Value Funds). Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Fund's total assets (in the case of each of the Post-Venture Capital and Small Company Growth Funds, 5% of net assets), the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
  INVESTMENT ADVISERS. Each Fund employs Warburg as its investment adviser and the Post-Venture Capital Fund employs Abbott as its sub-investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund, places orders to purchase or sell securities on behalf of each such Fund and supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Fund, makes investment decisions for the Fund regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Fund and assists in administrative functions relating to investments in Private Funds.
  For the services provided by Warburg, the Emerging Growth Fund, the Post-Venture Capital Fund, the Small Company Growth Fund and the Small Company Value Fund pay Warburg a fee calculated at an annual rate of .90%, 1.25% (out of which Warburg pays Abbott for sub-investment advisory services), 1.00% and 1.00%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.
  Warburg. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1998, Warburg managed approximately $19.9 billion of assets, including approximately $11.2 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  Abbott. Abbott is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal office is located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.
  PORTFOLIO MANAGERS.
  Emerging Growth Fund. The Co-Portfolio Managers of the Emerging Growth Fund are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater has been Co-Portfolio Manager of the Emerging Growth Fund since its inception on January 21, 1988. She is a Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito has been a Co-Portfolio Manager of the Emerging Growth Fund since 1990. He is a Managing Director of Warburg and has been with Warburg since 1987.
  Post-Venture Capital Fund. Ms. Dater and Mr. Lurito, described above, are also Co-Portfolio Managers of the Post-Venture Capital Fund.
  Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts for the Fund. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Fund's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.
  Small Company Growth Fund. Mr. Lurito, described above, is also Portfolio Manager of the Small Company Growth Fund.
  Small Company Value Fund. Kyle F. Frey is the Portfolio Manager of the Small Company Value Fund. Mr. Frey, a Senior Vice President of Warburg, has been with Warburg since 1989.
  CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Boards, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.
  Each Fund employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation each Fund pays PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in assets and .05% of assets exceeding $1.5 billion, exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of each Fund's U.S. assets, and State Street Bank and Trust Company ("State Street") serves as custodian of each Fund's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Emerging Growth Fund to Counsellors Securities for distribution services. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of each of the Post-Venture Capital, Small Company Growth and Small Company Value Funds' Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the "12b-1 Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares,
(ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of a Fund and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The Board of each of the Post-Venture Capital, Small Company Growth and Small Company Value Funds evaluates the appropriateness of the 12b-1 Plan on a continuing basis and in doing so considers all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plan.

  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.
  DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874. An investor may also obtain an account application by writing to:
                        Warburg Pincus Funds
                        P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                  OR
                  Overnight to:

                        BFDS
                        Attn: Warburg Pincus Funds
                        2 Heritage Drive
                        North Quincy, Massachusetts 02171
  Completed and signed account applications should be sent to the above. RETIREMENT PLANS AND UTMA/UGMA ACCOUNTS. For information (i) about investing in the Funds through a tax-advantaged retirement plan, such as an Individual Retirement Account ("IRA") or (ii) about opening a Uniform Transfers to Minors Act ("UTMA") account or Uniform Gifts to Minors Act ("UGMA") account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at an address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UTMA or UGMA accounts.

  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, addresses and/or privileges, an investor should telephone Warburg Pincus Funds at (800) 927-2874. Shareholders are responsible for maintaining current account registration and addresses with a Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
  Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire and automated clearing house transactions ("ACH on Demand"). The minimum initial investment in each Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan or by ACH on Demand, as described below. For certain retirement plans (described above) and UTMA/UGMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, each Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.
  After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with a Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in a Fund are not normally issued.
  BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to a Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities, at an address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day payment is received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.
  BY WIRE. Investors may also purchase Common Shares in the Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired using the following wire address:
             State Street Bank and Trust Company
             ABA# 0110 000 28
             Attn: Mutual Funds/Custody Department
             [Insert Fund name(s) here]
             DDA# 9904-649-2
             F/F/C: [Account Number and Account Registration]
  If a telephone order is received prior to the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.
  AUTOMATIC MONTHLY INVESTMENT PLAN AND ACH ON DEMAND. The Automatic Monthly Investment Plan allows shareholders to authorize a Fund or its agent to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calender day of each month. Shareholders may also purchase shares by calling (800) 927-2874 on any business day to request direct deposit or credit (for redemptions) of their bank account through an ACH on Demand transaction.
  To establish the Automatic Monthly Investment Plan and/or ACH on Demand option, obtain a separate application or complete the relevant section of the account application. Only an account maintained at a financial institution which is an automatic clearing house member may be used, and one common name must appear on both the shareholder's Fund registration and bank account registration. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Monthly Investment Plan or ACH on Demand transaction. Please contact Warburg Pincus Funds at (800) 927-2874 for additional information. Investors should allow a period of up to 30 days in order to implement an Automatic Monthly Investment Plan or ACH on Demand transaction. The failure to provide complete information could result in further delays.
  If an ACH on Demand transaction request is received prior to the close of regular trading on the NYSE, the shares will be priced according to the net asset value of Fund shares on that day and are entitled to dividends and distributions as described above for wire purchases. If a request is received at or after the close of regular trading on the NYSE, the shares will be priced at the relevant Fund's net asset value on the following business day.
  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application or if the ACH on Demand option is elected, transactions may be conducted by telephone. Investors should realize that in conducting transactions by telephone, they may be giving up a measure of security that they may have if they were to conduct such transactions in writing. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.
  PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. Funds-Network(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. Generally, these programs require customers to pay either no or low transaction fees in connection with purchases, exchanges or redemptions. Each Fund is also available through certain broker-dealers, financial institutions and other industry professionals (including the brokerage firms offering the programs described above, collectively, "Service Organizations"). Certain features of each Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers.
  Service Organizations or, if applicable, their designees may enter confirmed purchase, exchange or redemption orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. A Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.
  For administration, subaccounting, transfer agency and/or other services, Warburg, Counsellors Securities or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .40% (the "Service Fee") of the average annual value of accounts with the Fund maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Fund's custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.
  GENERAL. Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). Purchase orders may be refused if, in Warburg's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).
  Common Shares of the Funds may either be redeemed by mail or by telephone. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at an address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in conjunction with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.
  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at an address shown above under "How to Open an Account." Although each Fund will redeem shares purchased by check, through the Automatic Monthly Investment Plan or by ACH on Demand before the funds or check clear, payments of the redemption proceeds will be delayed for up to five days (for funds received through the Automatic Monthly Investment Plan or by ACH on Demand) or up to 10 days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.
  If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distribu-tions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UTMA or UGMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.
  AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the "Automatic Withdrawal Plan" section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.
  EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. A Fund may refuse exchange purchases at any time without prior notice.
Currently, exchanges may be made among the Funds and with the following other funds:
- WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
- WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
- WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
- WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND -- an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
- WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;

- WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;
- WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;
- WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;
- WARBURG PINCUS CAPITAL APPRECIATION FUND -- an equity fund seeking long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of domestic companies;
- WARBURG PINCUS STRATEGIC VALUE FUND -- an equity fund seeking capital appreciation by investing in undervalued companies and market sectors;
- WARBURG PINCUS HEALTH SCIENCES FUND -- an equity fund seeking capital appreciation by investing primarily in equity and debt securities of health sciences companies;
- WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of U.S. and foreign issuers in their post-venture capital stage of development;
- WARBURG PINCUS MAJOR FOREIGN MARKETS FUND -- an equity fund seeking long-term capital appreciation by investing in equity securities of issuers consisting of companies in major foreign securities markets;
- WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
- WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
- WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and
- WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.
  The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.
  Each Fund reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at an address set forth under "How to Open an Account" or by calling Warburg Pincus Funds at (800) 927-2874.
  A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.
  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for gains recognized on the sale of assets held for more than 18 months at the time of disposition (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). Capital gains on the disposition of assets held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than five years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001.
  In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than five years is reduced to eight percent. Each Fund will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.
  Investors may be proportionately liable for taxes on income and gains of a Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. Each Fund will designate that portion of the Fund's dividends that will qualify for the federal dividends received deduction for corporations. Each Fund's investments in foreign securities may subject it to certain withholding and other taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. It is not expected that the payment of such taxes by a Fund will give rise to a direct credit or deduction available to the Fund's shareholders.
  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.
  The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. The Post-Venture Capital Fund's investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of investments in Private Funds will not generally be reflected in the Post-Venture Capital Fund's net asset value. However, Warburg will report to the Board of the Post-Venture Capital Fund information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of the Post-Venture Capital Fund will take these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including, with respect to the Post-Venture Capital Fund, Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the relevant Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  The Funds quote the performance of Common Shares separately from Advisor Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." From time to time, each Fund may advertise the average annual total return of its Common Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).
  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Funds at
(800) 927-2874.
  Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with appropriate indexes prepared by Frank Russell Company relating to securities represented in a Fund, the T. Rowe Price New Horizons Fund Index and the S&P 500 Index and, in the case of the Post-Venture Capital Fund, with the Venture Capital 100 Index (compiled by Venture Capital Journal); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Post-Venture Capital Fund may also make comparisons using data and indexes compiled by the National Venture Capital Association,

VentureOne and Private Equity Analysts Newsletter and similar organizations and publications. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. The Post-Venture Capital Fund may also discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Emerging Growth Fund was incorporated on November 12, 1987 under the laws of the State of Maryland under the name "Counsellors Emerging Growth Fund, Inc." On October 27, 1995 the Fund amended its charter to change its name to "Warburg, Pincus Emerging Growth Fund, Inc." The Post-Venture Capital Fund was incorporated on July 12, 1995 under the laws of the State of Maryland under the name "Warburg, Pincus Post-Venture Capital Fund, Inc." The Small Company Growth Fund was incorporated on October 31, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Small Company Growth Fund, Inc." The Small Company Value Fund was incorporated on October 23, 1995 under the laws of the State of Maryland under the name "Warburg, Pincus Small Company Value Fund, Inc."
  Each Fund's charter authorizes the relevant Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.
  MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.
  VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of the Small Company Growth Fund because he may be deemed to possess or share investment power over shares owned by clients of Warburg.
  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at (800) 927-2874 or on the Warburg Pincus Funds Web site at www.warburg.com.

  The Common Share prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               TABLE OF CONTENTS

The Funds' Expenses......................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    5
Portfolio Investments....................................   10
Risk Factors and Special Considerations..................   13
Portfolio Transactions and Turnover Rate.................   15
Certain Investment Strategies............................   15
Investment Guidelines....................................   20
Management of the Funds..................................   21
How to Open an Account...................................   24
How to Purchase Shares...................................   25
How to Redeem and Exchange Shares........................   28
Dividends, Distributions and Taxes.......................   32
Net Asset Value..........................................   34
Performance..............................................   35
General Information......................................   36

                          [WARBURG PINCUS FUNDS LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) B www.warburg.com

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                          WPUSS-1-0298B

                                                                      PROSPECTUS
WARBURG PINCUS ADVISOR FUNDS                                   FEBRUARY 27, 1998

                                       S

                                 SMALL COMPANY
                                  GROWTH FUND

                             [WARBURG PINCUS LOGO]
                                ASSET MANAGEMENT

PROSPECTUS                                                     February 27, 1998

Warburg Pincus Advisor Funds is a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:

WARBURG PINCUS SMALL COMPANY GROWTH FUND seeks capital growth by investing in equity securities of small-sized domestic companies.

The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name "Warburg Pincus Advisor Funds." Individual investors may purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ("Institutions"). The Advisor Shares impose a 12b-1 fee of .50% per annum, which is the economic equivalent of a sales charge. The Fund's Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.

NO MINIMUM INVESTMENT
--------------------------------------------------------------------------------

There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See "How to Purchase Shares."

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is also available upon request and without charge by calling the Fund at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES
--------------------------------------------------------------------------------
  Warburg Pincus Small Company Growth Fund (the "Fund") currently offers two separate classes of shares: Common Shares and Advisor Shares. See "General Information." Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)........................................            0
Annual Fund Operating Expenses (as a percentage of average
  net assets)
  Management Fees...........................................          .25%
  12b-1 Fees................................................          .50%+
  Other Expenses............................................          .90%
                                                                     ----
  Total Fund Operating Expenses (after fee waivers)*........         1.65%
                                                                     ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................         $ 17
   3 years..................................................         $ 52

--------------------------------------------------------------------------------
+ Current 12b-1 fees are .50% out of a maximum .75% authorized under the Advisor Shares' Distribution Plan.

* Annual Fund Operating Expenses are based on annualized estimates of expenses for the fiscal period ending October 31, 1998, net of any fee waivers or expense reimbursements. Absent waiver of fees by the Fund's investment adviser and co-administrator, Management Fees for the Fund would equal 1.00%, Other Expenses would equal 4.11%, and Total Fund Operating Expenses would equal 5.36%. The investment adviser and co-administrator are under no obligation to continue any applicable waivers.

                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. Institutions also may charge their clients fees in connection with investments in the Advisor Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of Advisor Shares may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
  The Fund seeks capital growth. The Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Fund may make.
  The Fund is a diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Fund intends to invest at least 80% of its total assets in common stocks or warrants of small companies that present attractive opportunities for capital growth and, under normal market conditions, will invest at least 65% of its total assets in such securities. The Fund considers a "small" company to be one that has a market capitalization, measured at the time the Fund purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Fund's policy of investing at least 65% of its assets in small companies. In addition, the Fund has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Fund at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising. The Fund will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market, but may invest up to 20% of its assets in foreign securities, which are not included within the Fund's 65% policy of investing in small companies described above. Small companies in which the Fund may invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Fund's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.
  The Fund may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Fund may invest up to 20% of its total assets in debt securities (other than money market obligations) that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg Pincus Asset Management, Inc. ("Warburg"), the Fund's investment adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  The Fund's holdings of debt securities will be considered investment grade at the time of purchase, except that up to 5% of the Fund's assets may be below investment grade. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities. Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
  MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund does not currently intend during the coming year to hold more than 5% of its net assets in convertible securities rated below investment grade.
  WARRANTS. The Fund may invest up to 15% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Although investing in securities of small- and medium-sized or emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in better-known, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is not possible to predict the Fund's portfolio turnover rate. However, it is anticipated that the Fund's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of the Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, the Fund is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning the Fund's strategies and related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in the securities of issuers located in any foreign country. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, the Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Fund's net asset value and performance. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Fund's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. The Fund may write covered call and put options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The Fund may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Fund may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
  Futures Contracts and Related Options. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Fund will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Hedging Considerations. The Fund may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. The Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
  SHORT SELLING. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells borrowed securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's assets.
  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. The Fund may, in addition to engaging in short sales as described above, enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. The Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  The Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other investments that are not readily marketable, including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that borrowings by the Fund may not exceed 30% of the Fund's total assets. The Fund may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's net assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Fund employs Warburg as investment adviser to the Fund. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and stated investment policies. Warburg makes investment decisions for the Fund and places orders to purchase or sell securities on behalf of the Fund. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.
  For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. Warburg and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1998, Warburg managed approximately $19.9 billion of assets, including approximately $11.2 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  PORTFOLIO MANAGER. Stephen J. Lurito has been Portfolio Manager of the Fund since its inception. He is a Managing Director of Warburg and has been with Warburg since 1987.
  CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Fund. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of its average daily net assets.
  The Fund employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in assets and
 .05% of assets exceeding $1.5 billion, exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of the Fund's U.S. assets, and State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Advisor Shares to Counsellors Securities for distribution services.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.
  DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  In order to invest in the Fund, an account application must first be completed and signed. To obtain an application, telephone the Fund at (800) 369-2728. An application may also be obtained by writing to:
                    Warburg Pincus Advisor Funds
                    P.O. Box 4906
                    Grand Central Station
                    New York, New York 10163
                    Attn: Institutional Services
             OR

             Overnight to:
                    Warburg Pincus Advisor Funds
                    335 Madison Avenue
                    15th Floor
                    New York, New York 10017
                    Attn: Institutional Services
Completed and signed applications should be sent to the above.
References in this Prospectus to shareholders or investors also include Institutions which may act as record holders of the Advisor Shares.
  UTMA/UGMA ACCOUNTS. For information about opening a Uniform Transfers to Minors Act ("UTMA") account or Uniform Gifts to Minors Act ("UGMA") account, an Institution should telephone the Fund at (800) 369-2728 or write to an address set forth above. Individual investors should consult their own tax advisors about the establishment of UTMA or UGMA accounts.
  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration and/or address, telephone the Fund at
(800) 369-2728. Institutions and their customers are responsible for maintaining current account registrations and addresses with the Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
  Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Fund reserves the right to make Advisor Shares available to other investors in the future.
  Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.
  Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.
  Advisor Shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.
  BY MAIL. To purchase Advisor Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Advisor Funds (in U.S. currency) should be sent along with a completed account application to

Warburg Pincus Advisor Funds at an address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Advisor Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day payment is received. Checks or money orders in payment for shares of more than one Warburg Pincus Advisor Fund should be made payable to Warburg Pincus Advisor Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.
  BY WIRE. Advisor Shares in the Fund may also be purchased by wired funds from a bank. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Orders should be placed with the Fund prior to wiring funds by telephoning (800) 369-2728. Federal funds may be wired using the following wire address:
                    State Street Bank and Trust Company
                    ABA# 0110 000 28
                    Attn: Mutual Funds/Custody Department
                    Warburg Pincus Advisor Small Company Growth Fund
                    DDA# 9904-649-2
                    F/F/C: [Account Number and Account Registration]
  If a telephone order is received prior to the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application, transactions may be conducted by telephone. Institutions should realize that in conducting transactions by telephone they may be giving up a measure of security that they may have if they were to conduct these transactions in writing. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.
  GENERAL. The Fund understands that some Institutions may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers transaction or administrative charges or other direct fees. Certain features of the Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Institutions. Therefore, a client or customer should contact the Institution acting on his behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of Fund shares and should read this Prospectus in light of the terms governing his account with the Institution. Institutions will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers.
  Institutions or, if applicable, their designees may enter confirmed purchase, exchange or redemption orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institution could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when an Institution, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Institution or its authorized designee.
  The Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange
Shares -- Exchange of Shares" below). Purchase orders may be refused if, in Warburg's opinion, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor of the Fund may redeem (sell) shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of this request to the Fund or its agent.
  Advisor Shares of the Fund may either be redeemed by mail or by telephone. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Advisor Funds at an address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 369-2728 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An Institution making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.
  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out. The Fund currently does not impose a service charge for effecting wire transfers but the Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at an address shown above under "How to Open an Account." Although the Fund will redeem shares purchased by check before the funds or check clear, payments of the redemption proceeds will be delayed for up to 10 days from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.
  If a redemption order is received by the Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received at or after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Advisor Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.
  The exchange privilege is available to shareholders residing in any state in which Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 369-2728.
  The Fund reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at an address set forth under "How to Open an Account" or by calling Warburg Pincus Advisor Funds at (800) 369-2728.
  The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. The Fund intends to qualify each year as a "regulated investment company" within the meaning of the Internal Revenue Code, as amended (the "Code"). The Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long investors have held Advisor Shares or whether received in cash or reinvested in additional Advisor Shares. As a general rule, an investor's gain or loss on a sale or redemption of its Fund shares will be a long-term capital gain or loss if it has held its shares for more than one year and will be a short-term capital gain or loss if it has held its shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.
  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for gains recognized on the sale of assets held for more than 18 months at the time of disposition (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). Capital gains on the disposition of assets held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than five years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001.
  In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 10% rate for assets held for more than five years is reduced to eight percent. The Fund will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains rate for capital assets held for more than 18 months.
  Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. The Fund will designate that portion of the Fund's dividends that will qualify for the federal dividends received deduction for corporations. The Fund's investments in foreign securities may subject it to certain withholding and other taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. It is not expected that the payment of such taxes by the Fund will give rise to a direct credit or deduction available to the Fund's shareholders.
  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Individuals investing in the Fund through Institutions should consult those Institutions or their own tax advisers regarding the tax consequences of investing in the Fund.

NET ASSET VALUE
--------------------------------------------------------------------------------
  The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.
  The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the total number of outstanding Advisor Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Advisor Funds." From time to time, the Fund may advertise the average annual total return of Advisor Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as on a year-by-year, quarterly or current year-to-date basis).
  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of

Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728.
  The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund, the T. Rowe Price New Horizons Fund Index and the S&P 500 Index, which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of Advisor Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render updates of Fund investment activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. The Fund may also discuss various measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Fund was incorporated on October 31, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Small Company Growth Fund, Inc." The Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and one billion shares are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.
  MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 369-2874.
  VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any member of the Board may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.
  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of its account, as well as a statement of its account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See "Shareholder Servicing."

SHAREHOLDER SERVICING
--------------------------------------------------------------------------------
  The Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ("Customers") are owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together, "Service Organizations") will enter into agreements ("Agreements") with the Fund and/ or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for their Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution and/or administration services fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .50% per annum. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.
  Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may directly or indirectly use a portion of the fees paid pursuant to the Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of its Customers.
                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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

                               TABLE OF CONTENTS

The Fund's Expenses......................................    2
Investment Objective and Policies........................    3
Portfolio Investments....................................    4
Risk Factors and Special Considerations..................    6
Portfolio Transactions and Turnover Rate.................    8
Certain Investment Strategies............................    8
Investment Guidelines....................................   13
Management of the Fund...................................   13
How to Open an Account...................................   15
How to Purchase Shares...................................   16
How to Redeem and Exchange Shares........................   19
Dividends, Distributions and Taxes.......................   20
Net Asset Value..........................................   22
Performance..............................................   23
General Information......................................   24
Shareholder Servicing....................................   26

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                          ADSCG-1-0298A